                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
                         (SINGLE FAMILY MORTGAGE LOANS)

                                     BETWEEN

                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.,
                            a New Jersey corporation

                                       AND

                         AMERICAN BUSINESS CREDIT, INC.,
                           a Pennsylvania corporation

                                       AND

                HOMEAMERICAN CREDIT, INC. d/b/a UPLAND MORTGAGE,
                           a Pennsylvania corporation

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation





                             Dated as of May 5, 2000


                                TABLE OF CONTENTS
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1.   DEFINITIONS..................................................................................................1
   1.1    Defined Terms...........................................................................................1
   1.2    Other Definitional Provisions..........................................................................11

2.   THE CREDIT..................................................................................................11
   2.1    The Commitment.........................................................................................11
   2.2    Procedures for Obtaining Advances......................................................................12
   2.3    Note...................................................................................................13
   2.4    Interest...............................................................................................13
   2.5    Principal Payments.....................................................................................15
   2.6    Expiration of Commitment...............................................................................17
   2.7    Method of Making Payments..............................................................................17
   2.8    Commitment Fees and Non-Usage Fees.....................................................................17
   2.9    Warehousing Fees.......................................................................................18
   2.10   Miscellaneous Charges..................................................................................18
   2.11   Interest Limitation....................................................................................19
   2.12   Increased Costs; Capital Requirements..................................................................19

3.   COLLATERAL..................................................................................................20
   3.1    Grant of Security Interest.............................................................................20
   3.2    Release of Security Interest in Collateral.............................................................21
   3.4    Release of Collateral..................................................................................23
   3.5    Collection and Servicing Rights........................................................................23
   3.6    Return of Collateral at End of Commitment..............................................................23

4.   CONDITIONS PRECEDENT........................................................................................24
   4.1    Initial Advance........................................................................................24
   4.2    Each Advance...........................................................................................27

5.   REPRESENTATIONS AND WARRANTIES..............................................................................28
   5.1    Organization; Good Standing; Subsidiaries..............................................................28
   5.2    Authorization and Enforceability.......................................................................28
   5.3    Approvals..............................................................................................29
   5.4    Financial Condition....................................................................................29
   5.5    Litigation.............................................................................................29
   5.6    Compliance with Laws...................................................................................29
   5.7    Regulation U...........................................................................................29
   5.8    Investment Company Act.................................................................................30
   5.9    Payment of Taxes.......................................................................................30
   5.10   Agreements.............................................................................................30
   5.11   Title to Properties....................................................................................30
   5.12   ERISA..................................................................................................31
   5.13   Eligibility............................................................................................31
   5.14   Place of Business......................................................................................31
   5.15   Special Representations Concerning Collateral..........................................................31
   5.16   Servicing..............................................................................................33
   5.17   No Adverse Selection...................................................................................33
   5.18   Year 2000 Compliance...................................................................................33
   5.19   Assumed Names..........................................................................................33


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6.   AFFIRMATIVE COVENANTS.......................................................................................34
   6.1    Payment of Note........................................................................................34
   6.2    Financial Statements and Other Reports.................................................................34
   6.3    Maintenance of Existence; Conduct of Business..........................................................36
   6.4    Compliance with Applicable Laws........................................................................36
   6.5    Inspection of Properties and Books.....................................................................36
   6.6    Notice.................................................................................................37
   6.7    Payment of Debt, Taxes, etc............................................................................37
   6.8    Insurance..............................................................................................37
   6.9    Closing Instructions...................................................................................38
   6.10   Subordination of Certain Indebtedness..................................................................38
   6.11   Other Loan Obligations.................................................................................38
   6.12   Use of Proceeds of Advances............................................................................38
   6.13   Special Affirmative Covenants Concerning Collateral....................................................38

7.   NEGATIVE COVENANTS..........................................................................................39
   7.1    Contingent Liabilities.................................................................................40
   7.2    Sale or Pledge of Servicing Contracts..................................................................40
   7.3    Merger; Sale of Assets; Acquisitions...................................................................40
   7.4    Deferral of Subordinated Debt..........................................................................40
   7.5    Loss of Eligibility....................................................................................40
   7.6    Debt to Tangible Net Worth Ratio.......................................................................40
   7.7    Minimum Tangible Net Worth.............................................................................40
   7.8    Net Income.............................................................................................40
   7.9    Transactions with Affiliates...........................................................................41
   7.10   Acquisition of Recourse Servicing Contracts............................................................41
   7.11   Gestation Facilities...................................................................................41
   7.12   Special Negative Covenants Concerning Collateral.......................................................41

8.   DEFAULTS; REMEDIES..........................................................................................41
   8.1    Events of Default......................................................................................41
   8.2    Remedies...............................................................................................44
   8.3    Application of Proceeds................................................................................47
   8.4    Lender Appointed Attorney-in-Fact......................................................................47
   8.5    Right of Set-Off.......................................................................................48

9.   NOTICES.....................................................................................................48

10.     REIMBURSEMENT OF EXPENSES; INDEMNITY.....................................................................49

11.     FINANCIAL INFORMATION....................................................................................50

12.     MISCELLANEOUS............................................................................................50
   12.1   Terms Binding Upon Successors; Survival of Representations.............................................50
   12.2   Assignment.............................................................................................50
   12.3   Amendments.............................................................................................50
   12.4   Governing Law..........................................................................................50
   12.5   Participations.........................................................................................50
   12.6   Relationship of the Parties............................................................................51
   12.7   Severability...........................................................................................51
   12.8   Operational Reviews....................................................................................51
   12.9   Consent to Credit References...........................................................................52
   12.10  Consent to Jurisdiction................................................................................52
   12.11  Counterparts...........................................................................................52
   12.12  Entire Agreement.......................................................................................52
   12.13     WAIVER OF JURY TRIAL................................................................................52

                                    EXHIBITS

Exhibit A         Promissory Note
Exhibit B         Guaranty
Exhibit C-SF      Request for Advance Against Single Family Mortgage Loans
Exhibit D-SF      Procedures and Documentation for Warehousing Single Family
                    Mortgage Loans
Exhibit E         Schedule of Servicing Contracts
Exhibit F         Subordination of Debt Agreement
Exhibit G         Subsidiaries
Exhibit H         Legal Opinion
Exhibit I-SF      Officer's Certificate
Exhibit J         Schedule of Existing Warehouse Lines
Exhibit K         Funding Bank Agreement (Wire)
Exhibit L         Commitment Summary Report
Exhibit M         Terms Applicable to Advances Against Eligible Loans
Exhibit N         RFConnects Pledge Agreement
Exhibit O         Assumed Names
Exhibit P         Terms of Guaranteed Obligations

         THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of May 5, 2000, between NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation ("New Jersey Mortgage"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("American Business Credit"), and HOMEAMERICAN CREDIT, INC. d/b/a UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") (New Jersey Mortgage, American Business Credit and Upland are hereinafter collectively referred to as the "Borrowers"), having their principal office at 111 Presidential Boulevard, Suite 125, Bala Cynwyd, PA 19004 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

         WHEREAS, the Borrowers and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Borrowers;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1.       DEFINITIONS.

         1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

                  "Advance" means a disbursement by the Lender under the Commitment pursuant to Section 2.1 of this Agreement.

                  "Advance Request" has the meaning set forth in Section 2.2(a) hereof.

                  "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Agency Security" means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

                  "Agreement" means this Warehousing Credit and Security Agreement (Single Family Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

                  "Approved Custodian" means a pool custodian or other Person which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

                  "Borrowers" has the meaning set forth in the first paragraph of this Agreement.

                  "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations in the United States are closed for business.

                  "Calendar Quarter" means the 3 month period beginning on any January 1, April 1, July 1 or October 1.

                  "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

                  "Change of Control" means the occurrence, after the Closing Date, of any of the following circumstances: (a) the Guarantor not owning, directly or indirectly, all of the issued and outstanding capital stock of each of the Borrowers; or (b) any Person, or two or more Persons acting in concert, other than Anthony J. Santilli and his wife, or their respective estates or heirs, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Guarantor (or other securities convertible into such securities) representing 15% or more of the combined voting power of all securities of the Guarantor entitled to vote in the election of directors; or (c) any Person, or two or more Persons acting in concert, other than Anthony J. Santilli and his wife, or their respective estates or heirs, acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of the Guarantor (or other securities convertible into such securities) representing 15% or more of the combined voting power of all securities of NCFC entitled to vote in the election of the directors.

                  "Check Disbursement Account" means a demand deposit account maintained by the Funding Bank in the name of the Lender for the benefit of the Borrowers for the clearing of checks written by the Borrowers to fund the closing of Pledged Mortgages.

                  "Closing Date" means May 5, 2000.

                  "Collateral" has the meaning set forth in Section hereof.

                  "Collateral Documents" means, with respect to each Mortgage
Loan: (a) the Mortgage Note, the Mortgage, and all other documents executed in connection with or otherwise relating to the Mortgage Loan, (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, documents evidencing the FHA commitment to insure or the VA guaranty, the appraisal, Private Mortgage Insurance, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker(s) of the Mortgage Note, the HUD-1 or corresponding purchase advice, and (c) any other documents that are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or which are customarily executed by the seller of a Mortgage Note to an Investor.

                  "Collateral Value" means (a) with respect to any Eligible Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Eligible Loan under Section hereof or (ii) the Fair Market Value of such Eligible Loan; (b) in the event Pledged Mortgages have been exchanged for Agency Securities, the lesser of (A) the amount of any Advances outstanding against the Eligible Loans backing such Agency Securities or (B) the Fair Market Value of such Agency Securities; and (c) with respect to cash, the amount of such cash.

                  "Commitment" has the meaning set forth in Section hereof.

                  "Commitment Amount" means $25,000,000.

                  "Commitment Fee" means a fee payable by the Borrowers in consideration of the Lender's issuance of the Commitment. The amount of the Commitment Fee, if any, is set forth in Section _____ hereof.

                  "Committed Purchase Price" means for an Eligible Loan the product of the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for the Eligible Loan or (b) in the event the Eligible Loan is to be used to back an Agency Security, the price (expressed as a percentage) as set forth in a Purchase Commitment for the Agency Security.

                  "Credit Score" means a mortgagor's overall consumer credit rating, represented by a single numeric credit score calculated using the Fair, Isaac consumer credit scoring system, provided by a credit repository acceptable to the Lender and the Investor that issued the Purchase Commitment covering the related Mortgage Loan.

                  "Debt" means, with respect to any Person at any date, (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date, and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

                  "Default" means the occurrence of any event or existence of any condition described in Section 8.1 which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

                  "Depository Benefit" shall mean the compensation received by the Lender, directly or indirectly, as a result of the Borrowers' maintenance of Eligible Balances with a Designated Bank.

                  "Designated Bank" means any bank(s) designated from time to time by the Lender as a Designated Bank, but only for as long as the Lender has an agreement under which the Lender can receive a Depository Benefit.

                  "Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank in connection with Eligible Balances maintained at a Designated Bank, including Federal Deposit Insurance Corporation insurance premiums, service charges and such other charges as may be imposed by governmental authorities from time to time.

                  "Electronic Advance Request" means an electronic transmission through RFConnects Delivery containing the same information as Exhibit C-SF to this Agreement, together with the RFConnects Pledge Agreement, duly executed by the Borrowers, and a list of the Mortgage Loans (including mortgagor's name, loan number and loan amount) to be funded with the Advance sent to the Lender by facsimile.

                  "Eligible Balances" means all funds of or maintained by the Borrowers and their Subsidiaries in accounts at a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities from time to time.

                  "Eligible Loan" means a Single Family Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia that is designated as such on Exhibit M attached hereto and made a part hereof.

                  "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification (on the basis of which an Agency Security is to be issued), (b) there exists a Purchase Commitment covering such Agency Security, and (c) such Agency Security will be delivered to the Lender.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

                  "Event of Default" means any of the conditions or events set forth in Section hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Fair Market Value" means at any time for an Eligible Loan or the related Agency Security (if the Eligible Loan is to be used to back an Agency Security), (a) if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac, or the Eligible Loan is to be exchanged for an Agency Security and such Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as the Lender deems appropriate.

                  "Fannie Mae" means Fannie Mae, a corporation created under the laws of the United States, and any successor thereto.

                  "FHA" means the Federal Housing Administration and any successor thereto.

                  "FICA" means the Federal Insurance Contributions Act.

                  "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "First Mortgage" means a Mortgage which constitutes a first Lien on the property covered thereby.

                  "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

                  "Freddie Mac" means Freddie Mac, a corporation created under the laws of the United States, and any successor thereto.

                  "Funding Bank" means Bank One, NA or any other bank designated from time to time by the Lender.

                  "Funding Bank Agreement" means the letter agreement substantially in the form of Exhibit K hereto.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances of the Borrowers as of the date of determination.

                  "Gestation Agreement" means an agreement under which the Borrowers agree to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date an Agency Security backed by such Mortgage Pool is issued.

                  "Ginnie Mae" means the Government National Mortgage Association, an agency of the United States government, and any successor thereto.

                  "Guarantor" means AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation, and any other Person that hereafter guarantees all or any portion of the Borrowers' Obligations. If more than one Person is named as Guarantor, the term "Guarantor" shall mean each of such Persons and all of them.

                  "Guaranty" means a guaranty of all or any portion of the Borrowers' Obligations. If more than one Guaranty is executed and delivered to the Lender, the term "Guaranty" shall mean each of such Guaranties and all of them.

                  "Hedging Arrangements" means, with respect to any Person, any agreements or other arrangement (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into by such Person to protect itself against changes in interest rates or the market value of assets.

                  "HUD" means the Department of Housing and Urban Development and any successor thereto.

                  "HUD 203(K) Mortgage Loan" means an FHA insured closed-end First Mortgage Loan, of which a portion will be used for the purpose of rehabilitating and/or repairing the related single family property, and which satisfies the definition of "rehabilitation loan" under 24 C.F.R. Section 203.50(a).

                  "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, Title 26 of the United States Code, the regulations, rulings and interpretations issued thereunder, and any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

                  "Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion with respect to a particular category of Pledged Mortgages.

                  "Lender" has the meaning set forth in the first paragraph of this Agreement.

                  "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for 1 month periods of certain U.S. banks as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Bloomberg L.P. If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for 1 month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Loan Documents" means this Agreement, the Note, the Guaranty, any agreement of the Borrowers relating to Subordinated Debt, and each other document, instrument or agreement executed by the Borrowers in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

                  "Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site and which has been built in compliance with the National Manufactured Housing Construction and Safety Standards established by HUD.

                  "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Maturity Date" shall mean the earlier of: (a) the close of business on December 31, 2000, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.2 below.

                  "Miscellaneous Charges" has the meaning set forth in Section hereof.

                  "Mortgage" means a mortgage or deed of trust on improved and substantially completed real property (including, without limitation, real property to which a Manufactured Home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to such Manufactured Home under applicable real property law).

                  "Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

                  "Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage.

                  "Mortgage Note" means a promissory note secured by a Mortgage.

                  "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn thereunder).

                  "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the Borrowers or any Subsidiary of the Borrowers.

                  "Non-Usage Fee" has the meaning set forth in Section hereof.

                  "Note" has the meaning set forth in Section hereof.

                  "Notices" has the meaning set forth in Article 9 hereof.

                  "Obligations" means any and all indebtedness, obligations and liabilities of the Borrowers to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), whether arising out of or related to the Loan Documents or other contractual relationships between any Borrower and the Lender.

                  "Officer's Certificate" means a certificate executed on behalf of the Borrowers by the chief financial officer or the treasurer of American Business Financial Services, Inc. or by such other officer as may be designated herein and substantially in the form of Exhibit I-SF attached hereto.

                  "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Borrowers and designated for funding that portion of each Eligible Loan not funded by an Advance made against such Eligible Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

                  "Participant" has the meaning set forth in Section hereof.

                  "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Plans" has the meaning set forth in Section hereof.

                  "Pledged Mortgages" has the meaning set forth in Section hereof.

                  "Pledged Securities" has the meaning set forth in Section hereof.

                  "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Borrowers by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

                  "Release Amount" has the meaning set forth in Section hereof.

                  "RFConnects Delivery" means the Lender's proprietary service to support the electronic exchange of information between the Lender and the Borrowers, including, but not limited to, Advance Requests, shipping requests, payoff requests, activity reports and exception reports.

                  "RFConnects Pledge Agreement means a pledge agreement in the form of Exhibit N to the Agreement.

                  "Second Mortgage" means a Mortgage which constitutes a second Lien on the property covered thereby.

                  "Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

                  "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

                  "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by such Person under Servicing Contracts.

                  "Single Family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences.

                  "Statement Date" means the date of the most recent financial statements of American Business Financial Services, Inc. and its Subsidiaries delivered to the Lender under the terms of this Agreement.

                  "Sublimit" means the aggregate amount of Advances (expressed as a dollar amount or as a percentage of the Commitment Amount) that is permitted to be outstanding at any one time against a specific type of Eligible Loan.

                  "Subordinated Debt" means (a) all indebtedness of the Borrowers for borrowed money which is effectively subordinated in right of payment to all other present and future Obligations either (i) pursuant to a Subordination of Debt Agreement in the form of Exhibit F hereto or (ii) otherwise on terms acceptable to the Lender, and (b) solely for purposes of Section hereof, all indebtedness of the Borrowers which is required to be subordinated by Section 4.1(b) or Section hereof.

                  "Subsidiary" means any corporation, association or other business entity in which more than 50% of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets of such Person over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section hereof, provided that, for purposes of calculating Tangible Net Worth, there shall be excluded from total assets advances or loans to shareholders, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees," and other assets deemed unacceptable by the Lender in its sole discretion.

                  "Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan which is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program as set forth in and which is reported for insurance under the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended and the regulations promulgated thereunder.

                  "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Borrowers for correction or completion.

                  "Unused Portion" has the meaning set forth in Section hereof.

                  "Used Portion" has the meaning set forth in Section hereof.

                  "VA" means the U.S. Department of Veterans Affairs and any successor thereto.

                  "Warehousing Fee" has the meaning set forth in Section hereof.

                  "Warehouse Period" means, for any Eligible Loan, the maximum number of days an Advance against that type of Eligible Loan is permitted to remain outstanding as set forth on Exhibit M attached to this Agreement.

                  "Wet Settlement Advance" means with respect to any Advance, the time from the date the Advance is made until the date of the Lender's receipt of the Collateral Documents as provided in Section 2.2(b) and the Exhibit referenced therein.

                  "Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender for the benefit of the Borrowers for the clearing of wire transfers requested by the Borrowers to fund Advances.

                  "Year 2000 Problem" means the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999.

         1.2      Other Definitional Provisions.

                  1.2(a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

                  1.2(b) Defined terms may be used in the singular or the plural, as the context requires.

                  1.2(c) All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.       THE CREDIT.

         2.1      The Commitment.

                  2.1(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date to, but not including, the Maturity Date, to make Advances to the Borrowers, provided the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed the Commitment Amount. The obligation of the Lender to make Advances hereunder up to the Commitment Amount is hereinafter referred to as the "Commitment." Within the Commitment, the Borrowers may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations. Advances shall be made to New Jersey Mortgage, American Business Credit or Upland, as shall be requested by New Jersey Mortgage, American Business Credit or Upland, but each Advance, whether made to New Jersey Mortgage, American Business Credit or Upland shall be deemed made to or for the benefit of New Jersey Mortgage, American Business Credit and Upland, jointly and severally, and each Borrower shall be obligated to repay any Advances made to New Jersey Mortgage, American Business Credit or Upland under this Agreement. With respect to its obligation to repay Advances made to the other Borrowers, each Borrower agrees to the terms set forth in Exhibit P attached hereto and made a part hereof.

                  2.1(b) Advances shall be used by the Borrowers solely for the purpose of funding the acquisition or origination of Eligible Loans and shall be made at the request of the Borrowers, in the manner hereinafter provided in Section hereof, against the pledge of such Eligible Loans as Collateral therefor. The limitations on the use of Advances set forth on Exhibit M attached hereto and made a part hereof shall be applicable. In addition, the following limitations on the use of Advances shall be applicable:

                           (1) No Advance shall be made against a Mortgage Loan
other than a Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia.

                  2.1(c) No Advance shall exceed the following amount applicable to the type of Eligible Loan at the time it is pledged to secure an Advance hereunder:

                           (1) For an Eligible Loan pledged hereunder, the
amount set forth on Exhibit M attached hereto and made a part hereof.

         2.2      Procedures for Obtaining Advances.

                  2.2(a) To obtain an Advance, the Borrowers must comply with the conditions set forth in Sections 4.1 and 4.3 of this Agreement, the procedures set forth in this Section 2.2(a), and the procedures and documentation required under the Exhibit D for the type of Mortgage Loan against which the Borrowers are requesting the Advance. The Borrowers will request an Advance either by delivering to Lender a completed and signed advance request in the applicable form of Exhibit C or by sending to Lender an Electronic Advance Request, together with a list of Mortgage Loans for which the request is being made and a completed and signed RFConnects Pledge Agreement sent by facsimile (each an "Advance Request"), each no later than 1 Business Day prior to the Business Day the requested Advance is to be made. The current forms of the Exhibit C and Exhibit D referred to above are attached to this Agreement. The Lender is entitled, upon not less than 5 Business Days' prior Notice to the Borrowers, to modify any of those Exhibits or the form of Electronic Advance Request to conform to current legal requirements or Lender's reasonable lending practices. Exhibits and Electronic Advance Requests so modified automatically become a part of this Agreement.

                  2.2(b) In the case of a Wet Settlement Advance, the Borrowers shall follow the procedures and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender the documents set forth in Exhibit D-SF hereto. In the case of a Mortgage Loan financed through a Wet Settlement Advance, the Borrowers shall cause all Collateral Documents required to be delivered to the Lender pursuant to Exhibit D-SF within 7 Business Days after the date of the Wet Settlement Advance relating thereto.

                  2.2(c) Before funding, the Lender shall have a reasonable time (1 Business Day under ordinary circumstances) to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment. If the Lender determines not to make an Advance against any Mortgage Loan with respect to which the Borrowers have submitted Collateral Documents to the Lender for such purpose, the Lender shall promptly return the original Mortgage Note, the original assignment of the Mortgage and any other original documentation related to such Mortgage Loan to the Borrowers.

                  2.2(d) The Borrowers shall hold in trust for the Lender, and the Borrowers shall deliver to the Lender promptly upon request, or if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Borrowers of such recorded Collateral

Documents, unless the Pledged Mortgage is being held by an Investor for purchase or has been redeemed from pledge, the following: (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage which the Lender may request, including, without limitation, documentation evidencing the FHA Commitment to Insure or the VA Guaranty of any Pledged Mortgage which is either FHA insured or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, if applicable, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

                  2.2(e) To make an Advance, the Lender shall cause the Funding Bank to credit the Wire Disbursement Account upon compliance by the Borrowers with the terms of the Loan Documents. The Lender shall cause Advances and other amounts on deposit in the Wire Disbursement Account to be disbursed by the Funding Bank to fund the related Mortgage Loans as specified in the related Advance Request (subject to all of the terms and conditions of this Agreement and the Exhibits hereto).

                  2.2(f) If, pursuant to the authorization given by the Borrowers in the Funding Bank Agreement, for the purpose of funding a Mortgage Loan against which the Lender has made an Advance in accordance with a Request for Advance, (i) the Lender debits the Borrowers' Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Lender, or (ii) the Lender directs the Funding Bank to honor a check drawn by the Borrowers on its Check Disbursement Account at the Funding Bank, and such debit or direction results in an overdraft, the Lender may make an additional Advance to fund such overdraft.

         2.3 Note. The Borrowers' Obligations shall be evidenced by the promissory note (the "Note") dated as of the date hereof substantially in the form of Exhibit A attached hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are hereby incorporated herein.

         2.4 Interest.

                  2.4(a) Except as otherwise provided in Section hereof, the unpaid amount of each Advance against an Eligible Loan shall bear interest, from the date of the Advance until paid in full, at the rate(s) per annum set forth on Exhibit M attached hereto and made a part hereof.

                  2.4(b) Provided no Default or Event of Default exists, the Borrowers is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Borrowers are entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Designated Bank Charges, any other Miscellaneous Charges and fees, including, but not limited to Commitment Fees, Non-Usage Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within 6 months of the month in which the benefit was received. Provided no Default or Event of Default exists, any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Borrowers. Any Earnings Credit retained by the Lender as a result of a Default or Event of Default will be applied to the payment of the Borrowers' Obligations in such order as the Lender will determine in its sole discretion. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Borrowers exceed the Depository Benefit.

                  Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section. No Notice is required for a termination of benefits as a result of a Default or Event of Default.

                  2.4(c) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the Closing Date and on the Maturity Date.

                  2.4(d) If, for any reason, no interest is due on an Advance, the Borrowers agree to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate of interest applicable to such Advance, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

                  2.4(e) Upon Notice to the Borrowers, after the occurrence and during the continuation of an Event of Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to 4% in excess of the rate of interest otherwise applicable to the Advance or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

                  2.4(f) The floating rates of interest provided for in this Agreement will be adjusted as of the effective date of each change in the applicable index. The Lender's determination of such rates as of any date of determination shall be conclusive and binding, absent manifest error.

         2.5      Principal Payments.
                  ------------------

                  2.5(a) The outstanding principal amount of all Advances shall be payable in full on the Maturity Date.

                  2.5(b) The Borrowers shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty.

                  2.5(c) The Borrowers shall pay the Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' Operating Account for, the amount of any outstanding Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

                           (1) 1 Business Day elapses from the date an Advance
was made against an Eligible Loan that was not closed and funded.

                           (2) 10 Business Days elapse from the date a
Collateral Document was delivered to the Borrowers for correction or completion under a Trust Receipt, if such Collateral Document has not been returned to the Lender.

                           (3) On the date on which a Pledged Mortgage is
determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Borrowers have knowledge of such misrepresentation or incorrect information or on the date on which the Borrowers know, or have reason to know, or receives notice from the Lender, that one or more of the representations and warranties set forth in Section were inaccurate or incomplete in any material respect on any date when made or deemed made.

                           (4) On the date the Pledged Mortgage has been in
default for a period of 60 days or more.

                           (5) 3 Business Days after the mandatory delivery date
of the related Purchase Commitment and the specific Pledged Mortgage or the Pledged Security backed thereby was not delivered under the Purchase Commitment prior to such mandatory delivery date, or the Purchase Commitment is terminated; unless in each case, such Pledged Mortgage or Pledged Security is eligible for delivery to an Investor under a comparable Purchase Commitment acceptable to the Lender.

                           (6) Upon sale or other disposition of the Pledged
Mortgage or, if a Pledged Mortgage is included in an Eligible Mortgage Pool, upon sale or other disposition of the related Agency Security.

                  2.5(d) Upon Notice to the Borrowers by the Lender, the Borrowers shall pay to the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' Operating Account for, the amount of any outstanding Advance against a specific Pledged Mortgage upon the earliest occurrence of any of the following events:

                           (1) For any Pledged Mortgage, the Warehouse Period
elapses.

                           (2) On the date the payment of a Lien prior to a
Pledged Mortgage is delinquent for a period of 60 days.

                           (3) 45 days elapse from the date the Pledged Mortgage
was delivered to an Investor or an Approved Custodian for examination and purchase or inclusion in a Mortgage Pool, without the purchase being made or an Eligible Mortgage Pool being initially certified, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor or an Approved Custodian.

                           (4) 7 Business Days elapse from the date a Wet
Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such Pledged Mortgage, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                           (5) With respect to any Pledged Mortgage, any of the
items described in Section 2.2(d), upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment, unless such non-compliance is correctible and the Lender delivers such item(s) to the Borrowers for correction or completion under a Trust Receipt.

                  2.5(e) The outstanding amount of any Advance made pursuant to Section shall be payable in full within 1 Business Day after the date of such Advance.

                  2.5(f) In addition to the payments required pursuant to Sections 2.5(d) and 2.5(e), if the principal amount of any Pledged Mortgage is prepaid in whole or in part while an Advance is outstanding against such Pledged Mortgage, the Borrowers shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' Operating Account for the amount of such prepayment, to be applied to such Advance.

                  2.5(g) The proceeds of the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account. The Borrowers shall give Notice to the Lender (telephonically, to be followed by written notice) of the Pledged Mortgages or

Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities shall be repaid from such proceeds and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Borrowers' affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or Pledged Securities as specified by the Borrowers. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the Funding Bank to charge the Operating Account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the Borrowers.

         2.6 Expiration of Commitment. The Commitment shall expire on the Maturity Date.

         2.7   Method of Making Payments.

                  2.7(a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender in writing from time to time.

                  2.7(b) After the occurrence and during the continuance of an Event of Default, and without the necessity of prior demand or notice from the Lender, the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' Operating Account for any Obligations due and owing the Lender.

         2.8   Commitment Fees and Non-Usage Fees.

                  2.8(a) The Borrowers agree to pay to the Lender a Commitment Fee in the amount of 1/8% per annum of the Commitment Amount which Commitment Fee shall be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such Calendar Quarter. On the Closing Date, the Borrowers shall pay the prorated portion of the quarterly Commitment Fee due from the Closing Date to the last day of the current Calendar Quarter. Thereafter, the Borrowers shall make quarterly payments of the Commitment Fee on the first day of each Calendar Quarter. If the Maturity Date is other than the last day of a Calendar Quarter, the Borrowers shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current Calendar Quarter to and including the Maturity Date. The Borrowers shall not be entitled to a reduction in the amount of the Commitment Fee, in the event the Commitment Amount is reduced or in the event that the Commitment is terminated at the request of the Borrowers or as a result of an Event of Default. If the Commitment terminates at the request of the Borrowers or as a result of an Event of Default, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

                  2.8(b) At the end of each Calendar Quarter, during the term hereof commencing with the Calendar Quarter beginning on April 1, 2000, the Lender shall determine the average usage of the Commitment by calculating the arithmetic daily average of the Advances outstanding during such Calendar Quarter. The Lender shall then subtract such quarterly average usage (the "Used Portion") from the arithmetic daily average of the Commitment Amount (and the result thereof shall be known as the "Unused Portion"), and the Borrowers shall pay in arrears, within 30 days after the end of each Calendar Quarter, a Non-Usage Fee (the "Non-Usage Fee") equal to 1/16% per annum on the total amount of the Unused Portion of the Commitment during such Calendar Quarter; provided that no Non-Usage Fee shall be payable with respect to any Calendar Quarter for which the Used Portion is equal to or greater than 50% of the Commitment Amount. If the Maturity Date of the Commitment is other than the last day of a Calendar Quarter, the Borrowers shall pay the prorated portion of the quarterly Non-Usage Fee due from the beginning of the then current Calendar Quarter to and including the Maturity Date. In the absence of manifest error, the calculation by the Lender of the amount of any Non-Usage Fee shall be conclusive. If the Commitment terminates at the request of the Borrowers or as a result of an Event of Default, the Non-Usage Fee shall be due and owing through the last day of the current Calendar Quarter.

         2.9 Warehousing Fees. The Borrowers agree, at the time of each Advance, to pay to the Lender a Warehousing Fee in the amount of $15.00 for each Mortgage Loan pledged as Collateral for such Advance; provided, however, if the Borrowers are not delivering all Advance Requests as Electronic Advance Requests via RFConnects Delivery within ninety (90) days after the Closing Date, the Warehousing Fee for each Mortgage Loan pledged as Collateral for an Advance thereafter shall be $20.00. Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

         2.10 Miscellaneous Charges. The Borrowers agree to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral, except to the extent explicitly addressed elsewhere in this Agreement. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, costs for UCC, tax lien and judgment searches conducted by the Lender, filing fees, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, the Funding Bank's service fees and overdraft charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within 15 days after receipt of an invoice or an account analysis statement from the Lender.

         2.11 Interest Limitation. All agreements between the Borrowers and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Borrowers and Lender and shall also be binding upon and available to any subsequent holder of the Note.

         2.12 Increased Costs; Capital Requirements. In the event any applicable law, order, regulation or directive issued by any governmental or monetary authority, or any change therein or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

                  2.12(a) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdiction in which the Lender's principal office is located);

                  2.12(b) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Borrowers shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall notify the Borrowers of the event by reason of which it has become so entitled and the Borrowers shall pay such amount within 15 days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Borrowers shall be conclusive in the absence of manifest error. The obligations of the Borrowers under this Section shall survive the payment of all other Obligations and the termination of this Agreement. In the event the Lender notifies the Company of any payment due under this Section 2.12, the Borrowers may, within 30 days after its receipt of such notice pay all of the outstanding Obligations and terminate the Commitment, without paying any additional Commitment Fee or any Non-Usage Fee for the period after the effective date of such termination, provided, that the Borrowers shall not be entitled to any refund of any Commitment Fees previously paid, and shall remain liable for all Obligations (including, without limitation, any payment due under this Section 2.12) accrued through the effective date of such payment and termination.

3.       COLLATERAL.

         3.1 Grant of Security Interest. As security for the payment of the Note and for the performance of all of the Borrowers' Obligations, the Borrowers hereby assign and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

                  3.1(a) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing or securing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender (the "Pledged Mortgages").

                  3.1(b) All Mortgage-backed Securities which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the "Pledged Securities").

                  3.1(c) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Borrowers covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrowers as compensation or reimbursement, accounts, payments, intangibles and other general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments or VA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Borrowers in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

                  3.1(d) All right, title and interest of the Borrowers in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrowers relating to the Collateral.

                  3.1(e) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender, the Funding Bank, or the Lender's agent, bailee or custodian or designated on the books and records of the Borrowers as assigned and pledged to the Lender.

                  3.1(f) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

         3.2      Release of Security Interest in Collateral.

                  3.2(a) Pledged Mortgages shall be released from the Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages.

                  3.2(b) If Pledged Mortgages are to be transferred to a pool custodian or to Freddie Mac or Fannie Mae for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

                  3.2(c) If Pledged Mortgages are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the Agency Security, which shall be a Pledged Security. The Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

                  3.2(d) The Lender shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code of Minnesota) in an account containing only customer securities and credited to an account of the Lender. The Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the Pledged Securities credited to the account of the Investor or the Investor's designee only against payment therefor. The Borrowers acknowledge that the Lender may enter into one or more standing arrangements with other financial institutions with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation, pursuant to which such Pledged Securities are registered in the name of such financial institution, as agent or securities intermediary for the Lender, and the Borrowers agree upon request of the Lender to execute and deliver to such other financial institutions the Borrowers' written concurrence in any such standing arrangements.

                  3.2(e) Prior to the occurrence of an Event of Default, the Borrowers may redeem a Pledged Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances.

                  3.2(f) Following the occurrence of a Default or Event of Default, the Lender may, with no liability to the Borrowers or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

                  3.2(g) The amount (the "Release Amount") to be paid by the Borrowers to obtain the release of the Lender's security interest in a Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Advances outstanding against such Pledged Mortgage, and
(ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof.

         3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Borrowers shall within 2 Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Collateral, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, and/or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Collateral pledged hereunder.

         3.4      Release of Collateral.

                  3.4(a) The Lender may deliver documents relating to the Collateral to the Borrowers for correction or completion pursuant to a Trust Receipt.

                  3.4(b) Prior to the occurrence of a Default or Event of Default, upon delivery by the Borrowers to the Lender of shipping instructions pursuant to Exhibit D-SF, the Lender will transmit Pledged Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

                  3.4(c) Upon receipt of Notice from the Borrowers under Section hereof, and repayment of the Release Amount with respect to a Pledged Mortgage identified by the Borrowers, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to the Borrowers.

         3.5 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Borrowers shall be entitled to service and receive and collect directly all sums payable to the Borrowers in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default and Notice thereof from the Lender to the Borrowers, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Borrowers in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Borrowers or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrowers shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Borrowers upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

         3.6 Return of Collateral at End of Commitment. If (a) the Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations shall be outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the Borrowers at the Borrowers' expense. The receipt of the Borrowers for any

Collateral released or delivered to the Borrowers pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and, as long as all Collateral Documents are returned to the Borrowers without modification or amendment other than as provided for hereunder, the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.       CONDITIONS PRECEDENT.

         4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

                  4.1(a)The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

                           (1) The Note and this Agreement duly executed by the
Borrowers.

                           (2) New Jersey Mortgage's articles of incorporation
as certified by the Secretary of State of New Jersey, bylaws certified by the corporate secretary of New Jersey Mortgage, and certificates of good standing dated no less recently than 90 days prior to the date of this Agreement.

                           (3) A resolution of the board of directors of New
Jersey Mortgage, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by New Jersey Mortgage pursuant to this Agreement.

                           (4) A certificate of New Jersey Mortgage's corporate
secretary as to the incumbency and authenticity of the signatures of the officers of New Jersey Mortgage executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                           (5) American Business Credit's articles of
incorporation as certified by the Secretary of State of the Commonwealth of Pennsylvania, bylaws certified by the corporate secretary of American Business Credit, and certificates of good standing dated no less recently than 90 days prior to the date of this Agreement.

                           (6) A resolution of the board of directors of
American Business Credit, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by American Business Credit pursuant to this Agreement.

                           (7) A certificate of American Business Credit's
corporate secretary as to the incumbency and authenticity of the signatures of the officers of American Business Credit executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                           (8) Upland's articles or certificate of incorporation
as certified by the Secretary of State of the Commonwealth of Pennsylvania, bylaws certified by the corporate secretary of Upland, and certificates of good standing dated no less recently than 90 days prior to the date of this Agreement.

                           (9) A resolution of the board of directors of Upland,
certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by Upland pursuant to this Agreement.

                           (10) A certificate of Upland's corporate secretary as
to the incumbency and authenticity of the signatures of the officers of Upland executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                           (11) Financial statements of the Guarantor and its
Subsidiaries, on a consolidated and consolidating, basis containing a balance sheet as of June 30, 1999, and related statements of income, changes in stockholders' equity and cash flows for the fiscal year ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender, together with an unqualified auditor's opinion regarding the financial statements.

                           (12) Financial statements of the Guarantor and its
Subsidiaries, on a consolidated basis, containing a balance sheet as of December 31, 1999, related statements of income and changes in stockholders' equity for the period ended on such date prepared in accordance with GAAP applied on a basis consistent with the Guarantor's most recent audited financial statements.

                           (13) The Guaranty, in the form attached hereto as
Exhibit B, duly executed by the Guarantor.

                           (14) Copies of the Guarantor's articles or
certificate of incorporation as certified by the Secretary of State of Delaware, bylaws certified by the corporate secretary of the Guarantor, and certificates of good standing issued by the Secretary of State dated no less recently than 90 days prior to the date of this Agreement.

                           (15) A resolution of the board of directors of the
Guarantor, certified as of the date of the Agreement by its corporate secretary, authorizing the execution, delivery and performance of the Guaranty and all other instruments or documents to be delivered by the Guarantor pursuant to this Agreement.

                           (16) A certificate of the Guarantor's corporate
secretary as to the incumbency and authenticity of the signatures of the officers of the Guarantor executing the Guaranty and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                           (17) A favorable written opinion of counsel to the
Borrowers and the Guarantor (or of separate counsel at the option of the Borrowers and the Guarantor), dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

                           (18) Uniform Commercial Code, tax lien and judgment
searches of the appropriate public records for the Borrowers and the Guarantor, which searches shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

                           (19) Copies of the certificates, documents or other
written instruments which evidence the Borrowers' eligibility described in Section hereof, all in form and substance satisfactory to the Lender.

                           (20) Copies of each of the Borrowers' errors and
omissions insurance policies or mortgage impairment insurance policies and blanket bond coverage policies, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Borrowers as of the date of this Agreement with the related provisions of Section _________ hereof.

                           (21) Executed financing statements in recordable form
covering the Collateral and ready for filing in all jurisdictions required by the Lender.

                           (22) Receipt by the Lender of any fees due on the
date hereof, including, but not limited to, Commitment Fees and document production fees.

                           (23) Evidence that all accounts necessary into which
Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

                           (24) Assumed Name Certificate dated no less recently
than 90 days prior to the date of this Agreement for any assumed name used by the Borrowers in the conduct of its business.

                  4.1(b) All directors, officers and shareholders of the Borrowers and the Guarantor, all Affiliates of the Borrowers or the Guarantor, and of any Subsidiary of the Borrowers, or the Guarantor, to which any of the Borrowers shall be indebted as of the date of this Agreement, which indebtedness has a term of more than 1 year or is in excess of $25,000, shall have subordinated such indebtedness to the Obligations (unless such indebtedness is already subordinated to the Lender's satisfaction), by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Borrowers to be true and complete and in full force and effect as of the date of the Advance.

         4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

                  4.2(a) The Borrowers shall have delivered to the Lender the Advance Request, Collateral Documents, and documents relating to Wet Settlement Advances, called for under, and shall have satisfied the procedures set forth in, Section hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                  4.2(b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code or other applicable law.

                  4.2(c) The representations and warranties of the Borrowers contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

                  4.2(d) The Borrowers shall have performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

                  4.2(e) The Guarantor shall have performed all agreements to be performed by the Guarantor under the Guaranty.

                  4.2(f) The Lender shall have received from counsel for the Borrowers or for the Guarantor or both, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

                  Delivery of an Advance Request by the Borrowers shall be deemed a representation by the Borrowers that all conditions set forth in this Section shall have been satisfied as of the date of such Advance.

5.       REPRESENTATIONS AND WARRANTIES.

         The Borrowers hereby represent and warrant to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

         5.1 Organization; Good Standing; Subsidiaries. Each Borrower and each Subsidiary of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Borrowers or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Borrowers transact business. Neither the Guarantor nor the Borrowers have any Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Guarantor or the Borrowers.

         5.2 Authorization and Enforceability. The Borrowers have the power and authority to execute, deliver and perform this Agreement, the Note and all other Loan Documents to which the Borrowers are party and to make the borrowings hereunder. The Guarantor has the power and legal capacity to execute, deliver and perform the Guaranty. The execution, delivery and performance by the Borrowers of this Agreement, the Note and all other Loan Documents to which the Borrowers are party and the making of the borrowings hereunder and thereunder have been duly and validly authorized by all necessary corporate action on the part of the Borrowers (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Borrowers, or of the articles of incorporation or by-laws of the Borrowers, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrowers other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Borrowers pursuant to any agreement, instrument or indenture to which the Borrowers are party or by which the Borrowers or their property may be bound or affected. This Agreement, the Note and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrowers or of the Guarantor, as applicable, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights and by general principles of equity.

         5.3 Approvals. The execution and delivery of this Agreement, the Note and all other Loan Documents and the performance of the Borrowers' obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

         5.4 Financial Condition. The balance sheet of the Guarantor and its Subsidiaries, on a consolidated and consolidating basis, as of the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Guarantor and its Subsidiaries as of the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Borrowers had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Borrowers except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Guarantor and its Subsidiaries, nor is the Guarantor aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

         5.5 Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Borrowers, threatened or reasonably anticipated against or affecting the Borrowers or any Subsidiary of the Borrowers in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrowers as a whole, or which would affect the validity or enforceability of this Agreement, the Note or any other Loan Document.

         5.6 Compliance with Laws. None of the Borrowers or any Subsidiary of the Borrowers are in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Borrowers as a whole or which would affect the validity or enforceability of this Agreement, the Note or any other Loan Document.

         5.7 Regulation U. The Borrowers are not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

         5.8 Investment Company Act. The Borrowers are not an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         5.9 Payment of Taxes. The Borrowers and each of their Subsidiaries has filed or caused to be filed all federal, state and, to the best of the Borrowers' knowledge, local income, excise, property and other tax returns with respect to the operations of the Borrowers and their Subsidiaries which are required to be filed, all such returns are true and correct, and the Borrowers and each of their Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section hereof are sufficient for payment of all unpaid federal, state and, to the best of the Borrowers' knowledge, local income, excise, property and other taxes, whether or not disputed, of the Borrowers and their Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Borrowers and their Subsidiaries may be liable in its own right or as transferee of the assets of, or as successor to, any other Person. No tax Liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges.

         5.10 Agreements. None of the Borrowers or any Subsidiary of the Borrowers are a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section hereof. Neither the Borrowers or any Subsidiary of the Borrowers are in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrowers as a whole. No holder of any indebtedness of the Borrowers or of any of their Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Borrowers or of any of their Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrowers or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Borrowers, threatened.

         5.11 Title to Properties. The Borrowers and each Subsidiary of the Borrowers have good, valid, insurable (in the case of real property) and marketable title to all of their properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements and the lien search reports described in Section 4.1(a)(18).

         5.12 ERISA. All plans ("Plans") of a type described in Section 3(3) of ERISA in respect of which the Borrowers or any Subsidiary of the Borrowers is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and none of the Borrowers or any Subsidiary of the Borrowers have incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Borrowers or a Subsidiary of the Borrowers of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

         5.13 Eligibility. The Borrowers are approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

                  5.13(a) New Jersey is a Fannie Mae approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to Fannie Mae.

                  5.13(b) New Jersey is a HUD approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

         5.14 Place of Business. The principal place of business of the Borrowers is 111 Presidential Boulevard, Suite 125, Bala Cynwyd, PA 19004.

         5.15 Special Representations Concerning Collateral. The Borrowers hereby represent and warrant to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                  5.15(a) The Borrowers are the legal and equitable owners and holders, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Borrowers, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

                  5.15(b) The Borrowers have, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

                  5.15(c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than 90 days prior to the date of the Advance Request for such Mortgage Loan, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit

Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Borrowers. Each Mortgage Loan, other than an open-ended Pledged Loan, has been fully advanced in the face amount thereof. Each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

                  5.15(d) No default has occurred and is continuing for more than 60 days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with
Section 2.5(c)(4) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Borrowers will promptly notify the Lender.

                  5.15(e) The Borrowers have complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the Borrowers as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect.

                  5.15(f) All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Borrowers and their successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                  5.15(g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

                  5.15(h) Each Pledged Mortgage, against which an Advance is made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Borrowers shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department, agency or other Person issuing or guaranteeing such Mortgage-backed Security. The Borrowers shall assure that Mortgage Loans pledged hereunder that are not covered by a Purchase Commitment meet all requirements of one or more Investors with which the Borrowers have agreements or other arrangements to sell similar Mortgage Loans.

                  5.15(i) For Pledged Mortgages which will be used to back Ginnie Mae Mortgage-backed Securities, the Borrowers have received from Ginnie Mae a confirmation notice or confirmation notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Borrowers as the Mortgage Loans to be used to back such Ginnie Mae Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the Borrowers to one of such Pool Numbers and a portion of the available Ginnie Mae Commitment has been allocated thereto by the Borrowers, in an amount at least equal to such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the Borrowers.

                  5.15(j) Each Pledged Mortgage secured by real property to which a Manufactured Home is affixed will create a valid Lien on such Manufactured Home that will have priority over any other Lien on such Manufactured Home, whether or not arising under applicable real property law.

         5.16 Servicing. Attached hereto as Exhibit E is a true and complete list of the Borrowers' Servicing Portfolio. All of the Borrowers' Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

         5.17 No Adverse Selection. The Borrowers have not selected the Collateral in a manner so as to affect adversely the Lender's interests.

         5.18 Year 2000 Compliance. The Borrowers have conducted a comprehensive review and assessment of the Borrowers' computer applications and made inquiry of the Borrowers' key suppliers, vendors, customers, and Investors with respect to the "Year 2000 Problem" and, based on that review and inquiry and the passage of time during the year 2000, the Borrowers do not believe the Year 2000 Problem will result in a material adverse change in the Borrowers' business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

         5.19 Assumed Names. The Borrowers do not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed name(s) set forth on Exhibit O attached hereto and made a part hereof. The Borrowers have made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. The Borrowers' use of assumed name(s) set forth herein does not conflict with any other Person's legal rights to any such name(s), nor otherwise give rise to any liability by the Borrowers to any other Person.

6.       AFFIRMATIVE COVENANTS.

         The Borrowers hereby covenant and agree that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Borrowers shall:

         6.1 Payment of Note. Punctually pay or cause to be paid all Obligations payable hereunder and under the Note in accordance with the terms hereof and thereof.

         6.2 Financial Statements and Other Reports. Deliver to the Lender:

                  6.2(a) As soon as available and in any event within 45 days after the end of each fiscal quarter of the Guarantor each fiscal year, statements of income and changes in stockholders' equity of the Guarantor and its Subsidiaries, on a consolidated basis, for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as of the end of such fiscal quarter, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of the Guarantor, subject, however, to year-end audit adjustments.

                  6.2(b) As soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor, statements of income, changes in stockholders' equity and cash flow of the Guarantor and its Subsidiaries, on a consolidated and consolidating basis for such year, and the related balance sheet as of the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion (which opinion shall not be qualified due to possible failure to take all appropriate steps to successfully address Year 2000 Problem) in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by the Guarantor and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of the Guarantor stating that said financial statements fairly present the financial condition and results of operations of the Guarantor and its Subsidiaries as of the end of, and for, such year.

                  6.2(c) Together with each delivery of financial statements required in this Section , an Officer's Certificate substantially in the form of
Exhibit I-SF hereto: (1) setting forth in reasonable detail all calculations necessary to show that the Guarantor and its Subsidiaries are in compliance with the requirements of Sections , , and hereof as of the end of such quarter or year (or, if the Borrowers are not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Borrowers have taken, are taking or propose to take with respect thereto); (2) certifying that the Borrowers were, as of the end of the period, in compliance and in good standing with applicable HUD, Ginnie Mae, or Investor net worth requirements; (3) certifying that the representation set forth in Section hereof is true and correct as of the date of such certificate or, if such representation is not true and correct as of such date, specifying the nature of the problem and what action the Borrowers have taken, are taking and propose to take with request thereto, and (4) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Guarantor and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default, or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto.

                  6.2(d) As soon as available and in any event within 30 days after the end of each calendar month, a consolidated report, substantially in the form of Exhibit L (the "Commitment Summary Report"), setting forth for each forward commitment entered into by the Borrowers and the Lender, the following information: size of the forward commitment, amount available, amount used and such additional information as the Lender may from time to time request.

                  6.2(e) As soon as available and in any event within 45 days after the end of each Calendar Quarter, a consolidated report (the "Servicing Portfolio Report") as of the end of the Calendar Quarter detailing, as to all Mortgage Loans the servicing rights to which are owned by the Borrowers (specified by investor type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which (A) are current and in good standing, (B) are more than 30, 60 or 90 days past due, respectively, (C) are, for Mortgage Loans serviced with recourse, more than 360 days past due, (D) are the subject of pending bankruptcy or foreclosure proceedings, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrowers into real estate owned by the Borrowers.

                  6.2(f) As soon as available and in any event within 30 Business Days after the end of each calendar month, a report detailing any and all repurchase requests and the status thereof and any and all indemnification agreements entered into by the Borrowers with respect to such repurchase requests no later than the last day of the month immediately following each calendar month end.

                  6.2(g) As soon as available and in any event within 30 days after the end of each Calendar Quarter, a consolidated report (the "Loan Production Report") as of the end of such fiscal quarter, presenting the total dollar volume and the number of Mortgage Loans originated or purchased during such fiscal quarter and the fiscal year to date, specified by property type and loan type.

                  6.2(h) As soon as available and in any event within 30 days after the end of each calendar month, one or more reports (collectively, the "Status Report") as of the end of the calendar month, setting forth for each Mortgage Loan held by the Borrowers for sale, the following information: loan type, delinquency status, Credit Score (to the extent available), bankruptcy/foreclosure status, unpaid principal balance, and such additional information as the Lender may from time to time request (to the extent available).

                  6.2(i) Reports in respect of the Pledged Mortgages and Pledged Securities, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

                  6.2(j) Copies of all regular or periodic financial and other reports, if any, which the Borrowers shall file with the Securities and Exchange Commission or any governmental agency successor thereto, copies of any audits completed by Ginnie Mae, Fannie Mae or Freddie Mac and copies of the Mortgage Bankers' Financial Reporting Forms (Freddie Mac Form 1055/Fannie Mae Form 1002) which the Borrowers are required to have filed, as the Lender may reasonably request.

                  6.2(k) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Borrowers as the Lender may reasonably request.

         6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining the Borrowers' eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; not change the nature or character of its business; not engage in any business other than the mortgage banking business; and not change its name, state of incorporation or principal place of business.

         6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

         6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender or any Participant to discuss the business, operations, assets and financial condition of the Guarantor and its Subsidiaries with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request; provided, that unless a Default or Event of Default has occurred and is continuing, the Lender shall not conduct more than 2 such inspections in any calendar year. The Borrowers will provide their accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the Borrowers and their Subsidiaries. The Borrowers may have their representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Borrowers' accountants held in accordance with this authorization. As long as no Default or Event of Default exists, such discussions, examinations, copies and meetings shall be at the expense of the Lender, but any such discussions, examinations, copies and meetings that occur while any Default or Event of Default is continuing shall be at the expense of the Borrowers.

         6.6 Notice. Give prompt Notice to the Lender of (a) any action, suit or proceeding instituted by or against the Borrowers or any of their Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of $250,000, or any such proceedings threatened against the Borrowers or any of their Subsidiaries in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against the Borrowers, or any of its assets or any of its Subsidiaries,
(c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for 5 days, (d) the suspension, revocation or termination of the Borrowers' eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section hereof, (e) the involuntary transfer, loss or termination of any Servicing Contract to which the Borrowers are a party, or which is held for the benefit of the Borrowers, and the reason for such transfer, loss or termination, if known to the Borrowers, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Borrowers and their Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Borrowers or any of their Subsidiaries is a party or to which the Borrowers or any of their Subsidiaries, their properties, or assets may be subject.

         6.7 Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of the Borrowers, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Borrowers or their Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Borrowers and their Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies prior to their due date or for which the Borrowers or their Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

         6.8 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer and issuer described under Section 5.13 hereof, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

         6.9 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Borrowers relating to any Mortgage Loan. The Lender shall have the right to pre-approve the Borrowers' forms of closing instructions to title insurance companies, agents or attorneys, and any departure therefrom in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Borrowers to be included as Collateral pursuant hereto.

         6.10 Subordination of Certain Indebtedness. Cause any indebtedness of the Borrowers, incurred after the date of this Agreement, to any shareholder, director or officer of the Borrowers, or to any Affiliate of the Borrowers or of any Subsidiary of the Borrowers, or to any Guarantor, which indebtedness has a term of more than 1 year or is in excess of $25,000 to be subordinated to all Obligations by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed copy of said Agreement.

         6.11 Other Loan Obligations. Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Borrowers are bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all lines of credit or agreements to which the Guarantor or any Borrower are a party as of the date hereof (including Gestation Agreements), and the Borrowers hereby agree to give the Lender Notice before the Guarantor or any Borrower obtains financing under any additional lines of credit or agreements.

         6.12 Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purpose set forth in Section 2.1(b) for Advances of that type.

         6.13     Special Affirmative Covenants Concerning Collateral.

                  6.13(a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

                  6.13(b) Service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same, the requirements of any Investor with which the Borrowers have agreements or other arrangements to sell similar Mortgage Loans, and all applicable FHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Borrowers shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Borrowers shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

                  6.13(c) Execute and deliver to the Lender such Uniform Commercial Code financing statements with respect to the Collateral as the Lender may reasonably request. The Borrowers shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

                  6.13(d)..Notify the Lender within 2 Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

                  6.13(e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Borrowers will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment prior to the mandatory delivery date thereof.

                  6.13(f) Maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Borrowers and approved by the Lender, and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

7.       NEGATIVE COVENANTS.

         The Borrowers hereby covenant and agree that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed, the Borrowers shall not, either directly or indirectly, without the prior written consent of the Lender:

         7.1 Contingent Liabilities. Assume, guarantee, endorse, or otherwise become contingently liable for the obligation of any Person, except (a) by one Borrower of the obligations of another, (b) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and
(c) by any Borrower of the obligations of an Affiliate provided the aggregate amount of such obligations outstanding does not exceed $109,000.

         7.2 Sale or Pledge of Servicing Contracts. Sell, pledge or grant a security interest in any existing or future Servicing Contracts of the Borrowers other than to the Lender, except as otherwise expressly permitted in this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect; provided, however, that if no Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Borrowers' business.

         7.3 Merger; Sale of Assets; Acquisitions. Liquidate, dissolve, consolidate or merge or sell any substantial part of its assets, or acquire any substantial part of the assets of another; provided, however, the Borrowers may acquire a substantial part of the assets of another as long as such assets consist of (i) Eligible Assets or similar assets acceptable to the Credit Agent, and (ii) other assets related to the mortgage banking business with an aggregate value not to exceed $1,000,000 in any fiscal year, and the Borrowers provide the Lender with at least 5 Business Days advance Notice of such acquisition.

         7.4 Deferral of Subordinated Debt. Pay in advance of the stated maturity thereof any Subordinated Debt of the Borrowers or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

         7.5 Loss of Eligibility. Take any action that would cause the Borrowers to lose all or any part of their status as an eligible lender, seller/servicer and issuer as described under Section hereof.

         7.6 Debt to Tangible Net Worth Ratio. Permit the ratio of Debt (excluding, for this purpose only, Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements) to Tangible Net Worth, determined for the Guarantor and its Subsidiaries, on a consolidated basis, at any time to exceed 12 to 1.

         7.7 Minimum Tangible Net Worth. Permit Tangible Net Worth of the Guarantor and its Subsidiaries, on a consolidated basis, at any time to be less than $30,000,000 plus 50% of the Guarantor's consolidated net income for all completed fiscal years ending after the Closing Date in which such consolidated net income was positive.

         7.8 Net Income. Permit the net income of the Guarantor and its Subsidiaries, on a consolidated basis, to be less than zero for any period of two (2) consecutive Calendar Quarters.

         7.9 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates, except to the other Borrowers or in the ordinary course of business on terms no less favorable than those that such Borrower could obtain in an arms-length transaction with an unaffiliated Person, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, except from the other Borrowers or in the ordinary course of business on terms no less favorable than those such Borrower could obtain in an arms-length transaction with an unaffiliated Person, or (d) pay management fees to or on behalf of such Affiliates.

         7.10 Acquisition of Recourse Servicing Contracts. Acquire Servicing Contracts under which the Borrowers are obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans.

         7.11 Gestation Facilities. Directly or indirectly sell or finance Pledged Mortgages under any Gestation Agreements, except pursuant to the Gestation Agreement described on Exhibit J attached hereto and made a part hereof.

         7.12 Special Negative Covenants Concerning Collateral.

                  7.12(a) The Borrowers shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

                  7.12(b) The Borrowers shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

                  7.12(c) The Borrowers shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

8.       DEFAULTS; REMEDIES.

         8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

                  8.1(a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within 10 days after the due date; or failure to pay, within any applicable grace period, any other Obligations of the Borrowers due the Lender; or

                  8.1(b) Failure of the Guarantor or any of its Subsidiaries to pay, or any default in the payment of, any principal or interest on any other indebtedness or in the payment of any contingent obligation within any period of grace provided; breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Guarantor or its Subsidiaries in the aggregate amount of $250,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                  8.1(c) Failure of the Borrowers to perform or comply with any term or condition applicable to it contained in Sections ________, or ________ or in any Section of Article 7 of this Agreement; or

                  8.1(d) Any of the Borrowers' representations or warranties made or deemed made herein or in any other Loan Document (other than the representations and warranties set forth in Section 5.15 hereof), or in any statement or certificate at any time given by the Borrowers in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

                  8.1(e) The Borrowers or the Guarantor shall default in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections , or and such default shall not have been remedied or waived within 30 days after the earliest of (i) receipt by the Borrowers of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Borrowers or the Guarantor of such default, or (iii) the date the Borrowers should have notified the Lender of such default pursuant to Section (c); or

                  8.1(f) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor now or hereafter in effect, which decree or order is not stayed; the Guarantor, the Borrowers or any other Subsidiary of the Guarantor shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Guarantor, the Borrowers or any other Subsidiary of the Guarantor, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor, and the continuance of any such events in Subsection (2) above for 60 days unless dismissed, bonded off or discharged; or

                  8.1(g) The Guarantor, the Borrowers or any other Subsidiary of the Guarantor shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Guarantor, the Borrowers or any other Subsidiary of the Guarantor of any assignment for the benefit of creditors; or the inability or failure of the Guarantor, the Borrowers or any other Subsidiary of the Guarantor, or the admission by the Guarantor, the Borrowers or any other Subsidiary of the Guarantor in writing of its inability, to pay its debts as such debts become due; or

                  8.1(h) Failure of the Borrowers to perform any contractual obligations which they may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed $500,000; or

                  8.1(i) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $250,000 shall be entered or filed against the Guarantor or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or in any event later than 5 days prior to the date of any proposed sale thereunder; or

                  8.1(j) Any order, judgment or decree shall be entered against the Borrowers decreeing the dissolution or split up of the Borrowers and such order shall remain undischarged or unstayed for a period in excess of 20 days; or

                  8.1(k) Any Plan maintained by the Guarantor or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States District Court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the liability of the Guarantor or any Subsidiary (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Guarantor or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                  8.1(l) The Guarantor or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $25,000; or

                  8.1(m) The Borrowers or the Guarantor shall purport to disavow their obligations hereunder or under the Guaranty, as the case may be, or shall contest the validity or enforceability hereof or of the Guaranty; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within 10 days of the date of such impairment; or


                  8.1(n) Anthony J. Santilli shall cease to be the Chief Executive Officer of the Guarantor unless the same results from unsolicited resignation, death, disability, unsolicited retirement or termination for cause and the Guarantor has, within 60 days, selected a replacement officer reasonably acceptable to the Lender; or

                  8.1(o) Any Lien for any taxes, assessments or other governmental charges (i) is filed against the Borrowers or any of their property, or is otherwise enforced against the Borrowers or any of their property, or (ii) obtains priority that is equal or greater than the priority of the Lender's security interest in any of the Collateral; or

                  8.1(p) A material adverse change occurs, or is reasonably likely to occur, in the business condition (financial or otherwise), operations, properties or prospects of the Borrowers, or in the ability of the Borrowers to repay the Obligations.

         8.2 Remedies.

                  8.2(a) Upon the occurrence of any Event of Default described in Sections or , the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Note and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Borrowers.

                  8.2(b) Upon the occurrence of any Event of Default, other than those described in Sections and , the Lender may, by Notice to the Borrowers, terminate the Commitment and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

                  8.2(c) Upon the occurrence of any Event of Default, the Lender may also do any of the following:

                           (1) Foreclose upon or otherwise enforce its security
interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                           (2) Notify all obligors in respect of Collateral that
the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                           (3) Act, or contract with a third party to act, as
servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Borrowers.

                           (4) Require the Borrowers to assemble the Collateral
and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                           (5) Enter onto property where any Collateral or books
and records relating thereto are located and take possession thereof with or without judicial process; and obtain access to the Borrowers' data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Lender deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

                           (6) Prior to the disposition of the Collateral,
prepare it for disposition in any manner and to the extent the Lender deems appropriate.

                           (7) Exercise all rights and remedies of a secured
creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Borrowers not less than 10 days' notice of any such public sale or of the date after which any private sale may be held. The Borrowers agree that 10 days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                           (8) Proceed against the Borrowers on the Note or
against the Guarantor under the Guaranty or both.

                  8.2(d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrowers hereby waive (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of Collateral arranged by the Borrowers, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                  8.2(e) The Borrowers acknowledge that Mortgage Loans and Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Borrowers waive any right they may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that the Lender may purchase any Pledged Mortgages or Pledged Securities at a private sale of such Collateral.

                  8.2(f) The Borrowers specifically waive and release (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrowers have or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Borrowers against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                  8.2(g) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

                  8.2(h) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrowers to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

                  8.2(i) The Lender is hereby granted a license or other right to use, without charge, the Borrowers' computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and the Borrowers' rights under all licenses and all other agreements related to the foregoing shall inure to the Lender's benefit until the Obligations are paid in full, subject to the terms of any applicable lease or license of any related software.

         8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender to the Obligations in such order as the Lender, in its sole and absolute discretion, will determine.

                  If the proceeds of any sale, disposition or other enforcement are insufficient to cover the costs and expenses of the sale, and the payment in full of all Obligations, the Borrowers will remain liable for any deficiency.

         8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Borrowers, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Borrowers or in their own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Borrowers, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Borrowers representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same. Except as set forth in the preceding sentence, the Lender shall not exercise the foregoing power of attorney except following the occurrence and during the continuance of a Default or Event of Default.

         8.5 Right of Set-Off. If the Borrowers shall default in the payment of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Borrowers against and on account of the Obligations of the Borrowers under the Note and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.       NOTICES.

         All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

                  if to the Borrowers:

                  NEW JERSEY MORTGAGE AND INVESTMENT CORP.
                  AMERICAN BUSINESS CREDIT, INC.
                  HOMEAMERICAN CREDIT, INC. d/b/a
                       UPLAND MORTGAGE
                  111 Presidential Boulevard, Suite 125
                  Bala Cynwyd, PA  19004
                  Attention:  Jeffrey M. Ruben, EVP
                  Telecopier No.:  (610) 668-4164
                  if to the Lender:

                  RESIDENTIAL FUNDING CORPORATION
                  440 Sawgrass Corp. Parkway
                  Suite 204
                  Sunrise, Florida  33325
                  Attention: Robin Swanson, Director
                  Telecopier No.:  (954) 846-8352



10.      REIMBURSEMENT OF EXPENSES; INDEMNITY.

         The Borrowers shall: (a) pay a documentation production fee of $7,500 in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees as the Lender may require and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Note, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lender and any holder of the Note from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Note (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Note, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Borrowers shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Borrowers contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Note. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.      FINANCIAL INFORMATION.

         All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.      MISCELLANEOUS.

         12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Borrowers shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding or there remain any Obligations to be paid or performed.

         12.2 Assignment. This Agreement cannot be assigned by the Borrowers. This Agreement and the Note, along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, with the prior written consent of the Borrowers, which shall not be unreasonably withheld, and any assignee thereof may enforce this Agreement, the Note and its security interest in the Collateral so assigned. Notwithstanding the foregoing or anything in Section 12.5 below, nothing contained in this Agreement shall in any manner or to any extent affect the right of the Lender to assign, pledge or participate the Notes and its right to receive and retain payments on the Notes in connection with any arrangement maintained by the Lender to fund credit facilities provided by the Lender, provided the Lender remains primarily and directly liable to perform all of its obligations under this Agreement.

         12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

         12.4 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

         12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Borrowers agrees that each disposition will give rise to a debtor-creditor relationship of the Borrowers to the Participant, and the Borrowers authorize each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Borrowers which may be in the hands of such Participant. Notwithstanding the sale by the Lender of any participation hereunder, (i) no participant shall be deemed to be or have the rights and obligations of the Lender hereunder except as provided in the preceding sentence, and (ii) the Lender shall not in connection with selling any such participation condition the Lender's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to
(A) any reduction in the amount of any principal of, or the amount of or rate of interest on, the Notes or any Advances in which such participation is sold, (B) any postponement of the date fixed for any payment of principal of or interest on the Notes or any Advance, or the termination of the Warehousing Commitment or the Term Loan Commitment, or (C) the release or subordination of any material portion of the Collateral. The Borrowers authorize the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Borrowers, this Agreement and the Collateral.

         12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Borrowers, in their capacity as a borrower, and for the payment of interest, repayment of principal by the Borrowers to the Lender, and for the payment of certain fees by the Borrowers to the Lender. The relationship between the Lender and the Borrowers are limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Borrowers, as permitting or obligating the Lender to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of the Lender to the Borrowers, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Borrowers acknowledge that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Borrowers further acknowledge that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

         12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

         12.8 Operational Reviews. From time to time upon reasonable advance request, the Borrowers shall permit the Lender or its representative access to its premises and records, for the purpose of conducting a review of the Borrowers' general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Borrowers' business; provided, that unless a Default or an Event of Default has occurred and is continuing the Lender shall not conduct more than 2 such reviews in any calendar.

         12.9 Consent to Credit References. The Borrowers hereby consent to the disclosure of information regarding the Borrowers and their relationships with the Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Borrowers at any time upon Notice to the Lender as provided in Section hereof.

         12.10 Consent to Jurisdiction. The Borrowers hereby agree that any action or proceeding under the Loan Documents, the Note or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Borrowers by first class registered or certified mail, return receipt requested, addressed to the Borrowers at its address last known to the Lender. The Borrowers agree that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Borrowers hereby waive any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction or court.

         12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

         12.12 Entire Agreement. This Agreement, the Note and the other Loan Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

         12.13 WAIVER OF JURY TRIAL. THE BORROWERS AND THE LENDER EACH HEREBY
(a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) FULLY WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT NOW EXISTS OR HEREAFTER ARISES. THE LENDER AND THE BORROWERS EACH GIVES THIS WAIVER OF RIGHT TO JURY TRIAL KNOWINGLY AND VOLUNTARILY. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWERS AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE BORROWERS ARE EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE

SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWERS AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   NEW JERSEY MORTGAGE AND INVESTMENT
                                            CORP., a New Jersey corporation

                                   By:
                                      ----------------------------------------

                                   Its:
                                       ---------------------------------------

                                   AMERICAN BUSINESS CREDIT, INC.,
                                   a Pennsylvania corporation

                                   By:
                                      ----------------------------------------

                                   Its:
                                       ---------------------------------------

                                   HOMEAMERICAN CREDIT, INC.
                                   d/b/a UPLAND MORTGAGE,
                                   a Pennsylvania corporation

                                   By:
                                      ----------------------------------------

                                   Its:
                                       ---------------------------------------

                                   RESIDENTIAL FUNDING CORPORATION,
                                   a Delaware corporation

                                   By:
                                      ----------------------------------------

                                   Its:  Director

STATE OF _______________   )
                           ) ss
COUNTY OF ______________   )

         On __________,2000, before me, a Notary Public, personally appeared _______________, the ________ of NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                     Notary Public
(SEAL)                                      My Commission Expires:




STATE OF _______________   )
                           ) ss
COUNTY OF ______________   )

         On __________,2000, before me, a Notary Public, personally appeared _______________, the ________ of AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                     Notary Public
  (SEAL)                                    My Commission Expires:

STATE OF _______________   )
                           ) ss
COUNTY OF ______________   )

         On __________, 2000, before me, a Notary Public, personally appeared _______________, the ________ of HOMEAMERICAN CREDIT, INC. d/b/a UPLAND MORTGAGE, a Pennsylvania corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                     Notary Public
(SEAL)                                      My Commission Expires:



STATE OF _______________   )
                           ) ss
COUNTY OF ______________   )

         On __________, 2000, before me, a Notary Public, personally appeared _______________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                     Notary Public
(SEAL)                                      My Commission Expires:

                                  EXHIBIT I-SF

                              OFFICER'S CERTIFICATE


         Reference is made to that certain Warehousing Credit and Security Agreement (Single Family Mortgage Loans) between NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation, AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, and HOMEAMERICAN CREDIT, INC. d/b/a UPLAND MORTGAGE, a Pennsylvania corporation (the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of May 5, 2000 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section of the Agreement.

         The undersigned hereby certifies to the Lender that as of the close of business on ________________, ("Statement Date"), and with respect to American Business Financial Services, Inc. (the "Guarantor") and its Subsidiaries on a consolidated basis:

1. I am the chief financial officer of American Business Financial Services, Inc., and my current title at American Business Financial Services, Inc. is ___________________ .

2. As illustrated in the attached calculations supporting this Officer's Certificate, the Guarantor and its Subsidiaries met the covenants set forth in Sections , , and , or if the Guarantor and its Subsidiaries did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Guarantor and its Subsidiaries have taken, are taking, and propose to take with respect thereto.

3. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

4.       No recourse Servicing Contracts have been acquired by the Borrowers.

5. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Borrowers have incurred no Debt required to be subordinated pursuant to Section .

6. The Borrowers were in compliance with the applicable HUD, Ginnie Mae or Investor net worth requirements, and in good standing with VA, HUD, Ginnie Mae and each Investor.

7. The representation set forth in Section of the Agreement is true and correct as of the date of this Officer's Certificate, or, if such representation is not true and correct as of such date, the nature of the problem and the action the Guarantor and its Subsidiaries have taken, are taking and propose to take with respect thereto are specified in the statement attached hereto.

8. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Guarantor and its Subsidiaries and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Guarantor and its Subsidiaries have taken, are taking and propose to take with respect thereto.

9. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Guarantor as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Guarantor and its Subsidiaries as of the Statement Date.


                   NEW JERSEY MORTGAGE AND INVESTMENT CORP.
                   AMERICAN BUSINESS CREDIT, INC.
                   HOMEAMERICAN CREDIT, INC. d/b/a
                       UPLAND MORTGAGE

                   Name:
                           -----------------------------------


                   Title:
                         -------------------------------------

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name: AMERICAN BUSINESS FINANCIAL SERVICES, INC. and its Subsidiaries

Statement Date:
               -----------------------------------

All financial calculations set forth herein are as of the Statement Date.

I.       TANGIBLE NET WORTH

A.       Consolidated Tangible Net Worth of American Business
             Financial Services, Inc. is:

             Excess of total assets over total liabilities:  $

             Minus:  Advances to owners, officers, employees or Affiliates:  $

             Minus:  Investments in Affiliates:  $

             Minus: Assets pledged to secure liabilities not included in Debt: $

             Minus:  Intangible assets:  $

             Minus:  Any other HUD nonacceptable assets:  $

             Minus:  Other assets unacceptable to the Lender: $


             TANGIBLE NET WORTH OF AMERICAN BUSINESS FINANCIAL SERVICES, INC. $


         B.  Requirements of Section  of the Agreement:

             MINIMUM TANGIBLE NET WORTH OF AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND ITS SUBSIDIARIES OF $30,000,000, PLUS 50% OF NET INCOME, IF POSITIVE, FOR COMPLETED FISCAL YEARS.

         C.  Covenant Satisfied:____   Covenant Not Satisfied:____

II.      DEBT OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.

         Total liabilities $

                  Minus:    Debt arising under Hedging Arrangements
                               (to the extent of offsetting assets)    $

                  Minus:    Deferred taxes arising from capitalized excess
                               servicing fees and capitalized servicing
                               rights:   $


                  DEBT         $

III.     RATIO OF DEBT TO TANGIBLE NET WORTH

A.       The ratio of Debt to Tangible Net Worth ( to I) is:      to 1

         B.       Requirements of Section  of the Agreement:

                  THE RATIO OF DEBT TO TANGIBLE NET WORTH OF AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND ITS SUBSIDIARIES SHALL NOT EXCEED 12 TO 1.

         C.       Covenant Satisfied:____   Covenant Not Satisfied:____

IV.      NET INCOME

         A. Consolidated net income of American Business Financial Services, Inc. and its Subsidiaries for the most recently
                  completed two Calendar Quarters:   $

         B.       Requirements of Section  of the Agreement:

                  CONSOLIDATED NET INCOME SHALL NOT BE LESS THAN ZERO FOR ANY TWO CALENDAR QUARTER PERIOD.

         C.       Covenant Satisfied:____   Covenant Not Satisfied:____

V.       TRANSACTIONS WITH AFFILIATES

         A. Loans, advances, and extensions of credit made by American Business Financial Services, Inc. to its Affiliates total:
                  $

         B.       Capital contributions made by American Business Financial
                  Services, Inc. to its Affiliates total:        $

         C.       Management fees paid to Affiliates during the current
                  fiscal year total:    $

         D. Transfers, sales, pledges, assignments or other dispositions of assets made by American Business Financial Services,
                  Inc. to its Affiliates total:      $

         E.       Requirements of Section  of the Agreement:

                  1. No loans, advances, extensions of credit or capital contributions shall be made by American Business Financial Services, Inc. to Affiliates.

                  Covenant Satisfied:____   Covenant Not Satisfied:____

                  2. No transfers, sales, pledges assignments or other dispositions of assets by American Business Financial Services, Inc. to Affiliates.

                  Covenant Satisfied:____   Covenant Not Satisfied:____

                  3. No merger, consolidation, purchase or acquisition of assets by American Business Financial Services, Inc. to Affiliates.

                  Covenant Satisfied:____   Covenant Not Satisfied:____

                  4. No Management fees shall be paid by American Business Financial Services, Inc. to Affiliates.

                  Covenant Satisfied:____   Covenant Not Satisfied:____